                                                                   EXHIBIT 10.16
                                                                   -------------





                           ATLANTIC TELE-NETWORK, INC.
                         EMPLOYEES' STOCK OWNERSHIP PLAN
                         -------------------------------



                           Effective January 1, 1991

                                TABLE OF CONTENTS
                                -----------------

Topic                                                                 Page
-----                                                                 ----

BACKGROUND INFORMATION..................................................1

ABOUT THE PLAN..........................................................2

SERVICE.................................................................2

ELIGIBILITY TO PARTICIPATE..............................................3

CONTRIBUTIONS AND ALLOCATIONS...........................................3

INVESTMENT IN ATN STOCK.................................................3

"VESTING" and  DISTRIBUTION OF BENEFITS.................................3

BENEFITS UPON DEATH.....................................................4

CLAIMS PROCEDURE........................................................4

LOSS OF BENEFITS........................................................4

DIVERSIFICATION ELECTION................................................5

AMENDMENT AND TERMINATION OF THE PLAN...................................5

STATEMENTS REQUIRED BY GOVERNMENT REGULATION............................5

                               TABLE OF CONTENTS
                               -----------------


Article               Description                               Page
-------               -----------                               ----

               PREFACE

ARTICLE I      DEFINITIONS                                       2

ARTICLE II     PARTICIPATION                                    10

ARTICLE III    COMPANY CONTRIBUTIONS                            11

ARTICLE IV     ALLOCATION TO PARTICIPANT'S ACCOUNTS             12

ARTICLE V      SPECIAL RULES RELATING TO SHARES OF STOCK        17

ARTICLE VI     DISTRIBUTION UPON TERMINATION OF EMPLOYMENT      24

ARTICLE VII    IN-SERVICE DISTRIBUTIONS                         30

ARTICLE VII    TRUST AND TRUSTEE                                34

ARTICLE IX     ADMINISTRATION                                   34

ARTICLE X      AMENDMENT AND TERMINATION                        38

ARTICLE XI     SPECIAL LIMITATIONS AND ADJUSTMENTS              40

ARTICLE XII    MISCELLANEOUS PROVISIONS                         49



                         ******************************

                                    PREFACE
                                    -------


          The Board of Directors of ATLANTIC TELE-NETWORK, INC. ("ATN") authorized the establishment, effective January 1, 1991, of an employee stock ownership plan of the stock bonus type in order to provide an additional incentive to eligible employees of ATN and it's participating affiliates by enabling them to share in the growth and prosperity of ATN through a program for the acquisition, ownership and distribution of shares of common stock of ATN.

          The Plan is intended to constitute an "employee stock ownership plan" as described in Code Sections 409 (1) and 4975(e)(7) and Treasury Regulation (S) 54.4975-11, and the Plan shall be interpreted, operated and administered in accordance therewith.



                                   ARTICLE I


                                  DEFINITIONS
                                  -----------


          The words and phrases used herein shall have the following meanings unless a different meaning is plainly required by the context within which such words are used.


          1.1. "Account(s)" shall mean the aggregate of the General Account, the Stock Account and the Diversified Account (expressed in terms of dollars and/or shares of Stock, whichever is appropriate) standing to the credit of a Participant hereunder at any time. The "General Account" shall be comprised of cash or cash-equivalents and all other non-Stock investments held pending investment in shares of Stock. The "Stock Account" shall be comprised solely of shares of Stock of ATN. The "Diversified Account" shall be comprised of the separate non-Stock investment funds established by the Committee pursuant to Section 5.1(c) hereof.

          1.2. "Administrative Committee" or "Committee" shall mean that group of individuals designated to administer the Plan as described in Article IX herein.

          1.3. "Affiliate" shall mean any corporation which is deemed to be a member of a controlled group of corporations of which ATN is a member, determined in accordance with the provisions of Code 414(b), or any trade or business deemed to be under common control with ATN, determined in accordance with the provisions of code 414(c), as modified by Section 415(h) of the Code, and any other entity required to be aggregated with the Company under Sections 414(m) or 414(e).

          1.4.  "Allocation Date" shall mean the last day of a Plan Year.

          1.5. "ATN" shall mean the Atlantic Tele-Network, Inc. and any successor thereto through acquisition or merger.

          1.6. "Beneficiary" shall mean that person or persons, estate, trust or other entity, designated by a Participant or otherwise eligible to receive any benefits which became payable upon death of a Participant as further described in Article VI.


          1.7. "Board" shall mean the present or succeeding Board of Directors of ATN.

          1.8.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          1.9. "Compensation" shall mean the total amount of W-2 earnings paid to an Employee by ATN or an Affiliate in a Plan Year for services rendered by the Employee, except that no amount, in excess of $200,000 (or such other amount permitted by Treasury Department regulations under Code (S) 415(d) to reflect cost of living adjustments) shall be considered for purposes of this Plan. In determining a Participant's Compensation, the "family aggregation" rules of Code
Section 414(q)(6) shall apply if applicable, in which case the maximum considered Compensation of a Participant shall be prorated among the affected family member Employees in proportion to each such Employee's compensation determined without regard to a dollar limitation.

          1.10. "Continuous Service" shall mean, except as otherwise provided herein, the period in years (and factions thereof) of an Employee's unbroken service with ATN or an Affiliate calculated from the date of initial employment (or reemployment if applicable) to the date a Break in Service occurs.

               (a) A "Break in Service" occurs on the earlier of the date an Employee quits, is discharged, dies, retires or, except for an Approved Absence or a Maternity/Paternity Absence, the date 12 months after the date an Employee is first absent from active employment (with or without pay).

               (b) If an Employee is absent from active service for less than 12 months, or is on an Approved Absence or a Maternity/Paternity Absence, and subsequently quits, is discharged, dies or retires, then, notwithstanding the absence, a Break in Service shall occur immediately upon such quit, discharge, death or retirement. Upon reemployment of the Employee within the twelve (12) month period following the date an Employee is first absent from active employment, no Break in Service shall be deemed to have occurred.

               (c) No Break in Service shall occur while an Employee is on a leave of absence approved by the Company or an Affiliate (an "Approved Absence"), provided the Employee returns to the active employment of the Company or an Affiliate at the end of the period comprising such leave. Failure of the Employee to return to active employment shall constitute a Break in Service on the last day of the approved leave period or the end of the twelfth month following the date an Employee was first absent from active employment, whichever occurs first.

               (d) No Break in Service shall occur during the twenty-four (24) month period during which an Employee is on a "Maternity/Paternity Absence". A "Maternity/Paternity Absence" is an absence from active employment by an Employee by reason of the Employee's pregnancy, the birth of a child to the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or caring for the child of the Employee immediately following the birth or placement of the child to or with the Employee. Notwithstanding the foregoing, the period beginning with the first day of the thirteenth month following the date an Employee was first absent from active employment and ending with the last day of the twenty-fourth month shall not constitute "Continuous Service" hereunder.

               (e) Upon reemployment following a Break in Service, any Employee who was entitled to a nonforfeitable (vested) benefit at the date of his original Break in Service, shall have his Continuous Service before and after the Break in Service aggregated with his Continuous Service earned after the Break in Service.

               (f) Any Employee who was not eligible for a nonforfeitable (vested) benefit hereunder at the date of his original Break in Service, shall have his Continuous Service before the Break in Service aggregated with his Continuous Service after the Break in Service only if the period of severance from active service does not exceed the greater of his Continuous Service earned prior to the Break in Service or 5 years.

               (g) The Continuous Service of an Employee who became an Employee as the result of a merger with or into ATN or an Affiliate, or the acquisition by ATN or an Affiliate of all of the stock of, or substantially all of the assets of another company, shall include such Employee's last uninterrupted period of Continuous Service with such other Company.


          1.11. "Employee" shall mean any person employed by ATN or an Affiliate as a common law employee. An "Eligible Employee" shall mean a "non-craft" salaried or hourly Employee of the Company or a Participating Affiliate. Persons who are members of a group of Employees covered by a collective bargaining agreement between employee representatives of ATN or an Affiliated Company shall not be Eligible Employees unless such collective bargaining agreement specifically provides for the inclusion of such members in this Plan.

          1.12. "Fund" shall mean all cash, shares of Stock or other property held in Trust by the Trustee.

          1.13. "Independent Appraiser" shall mean an appraiser meeting requirements similar to the requirements set forth in Section 170(a)(1) of the Code and the regulations promulgated thereunder.

          1.14. "Participant" shall mean any Eligible Employee who has met the participation requirements set forth in Article II.

          1.15. "Participating Affiliate" means an Affiliate of ATN whose participation has been authorized by the Board. A "Schedule of Participating Affiliates" shall be attached hereto to reflect the participation of such other entities and the effective date thereof.

          1.16. "Plan" shall mean the ATLANTIC TELE-NETWORK, INC. EMPLOYEES' STOCK OWNERSHIP PLAN embodied herein. The Plan is an employee stock ownership plan of the stock bonus type and is designed to invest primarily, if not exclusively, in the common stock of ATN.

          1.17.  "Plan Year" shall mean the calendar year.

          1.18. "Stock Acquisition Loan" shall mean a loan made to the Trustee for the purpose of acquiring shares of Stock, which loan may be made or guaranteed by a disqualified person (within the meaning of Section 4975(e)(2) of the Code), including, but not limited to, a direct loan of money, a purchase-money transaction, an assumption of an obligation of the Trustee, a secured or unsecured guarantee or the use of assets of a disqualified person as collateral for a loan.

          1.19. "Stock" shall mean the equity securities of ATN which meet the requirements of Section 409(l) of the Code. This includes Stock which is readily tradeable on an established securities market, or if there is no common stock which is readily tradeable on an established securities market, common stock issued by ATN, or by a corporation which is a member of a controlled group of corporations of which ATN is a member, having a combination of voting power and dividend rights equal to or in excess of that class of common stock of ATN having the greatest voting power, and that class of common stock of ATN having the greatest dividend rights. Noncallable preferred stock shall be treated as Stock hereunder if such stock is convertible at any time into stock which meets the requirements described above, provided such conversation is at a price which (as of the date of the acquisition by the Plan) is reasonable. For purposes of this section any reference to ATN shall include a corporation which is a member of a controlled group of corporations of which ATN is a member. For purposes of account for shares of Stock hereunder there shall be counted whole shares and fractions of a whole share (calculated to three (3) decimal places where appropriate).

          1.20. "Suspense Account" shall mean that identified Trust account to which encumbered shares of Stock (shares of Stock which have been acquired with the proceeds of a Stock Acquisition Loan and which are pledged as collateral for such loan) are held until released from such encumbrance.

          1.21. "Trust Agreement" shall mean the agreement between ATN and the Trustee under which the assets of the Plan are held and which agreement forms a part of the Plan with like effect as if inserted herein.

          1.22. "Trustee" shall mean any individual or individuals, firm, association or corporation which becomes a party to the Trust Agreement or any other trust agreement under which the assets of the Plan may be held.

          1.23. "Valuation Date" shall mean the last day of each Plan Year plus such other date or dates as the Committee shall determine are necessary or desirable on which the value of the shares of Stock and/or other Plan assets are to be determined.

          1.24. "Value" shall mean the fair market value of Plan assets as determined by normal valuation methods except that where the value of shares of Stock is to be determined at a time when the shares are not readily tradeable on an established securities market, their value shall be determined by an Independent Appraiser.


                                   ARTICLE II


                                 PARTICIPATION
                                 -------------


          2.1.  Participation.
                -------------


               (a)  Initial Plan Participants.  Each Eligible Employee who has
                    -------------------------
     attained age 21 and completed one year of Continuous Service as of the Effective Date of the Plan shall become a Participant as of the Effective Date.

               (b)  Subsequently Eligible Employees.  Each Eligible Employee who
                    -------------------------------
     does not become a Participant in the Plan on the Effective Date shall become a Participant herein upon the later of the date on which such person attains age 21 and completes one year of Continuous Service.


          2.2.  Suspension of Participation.  If a Participant incurs a Break in
                ---------------------------
Service, his participation shall cease effective as of the date of the Break in Service. If a Participant ceases to be an Eligible Employee, his participation shall cease effective as of the last day of the month in which he ceased to be an Eligible Employee.

          2.3.  Reinstatement After Break in Service.  A Participant who has
                ------------------------------------
incurred a Break in Service or ceased to be an Eligible Employee shall again become a Participant immediately upon resumption of employment with ATN as an Eligible Employee or return to the status of an Eligible Employee.


                                  ARTICLE III


                             COMPANY CONTRIBUTIONS
                             ---------------------



          3.1.  General Rule.  Subject to the requirements of Section 3.2, ATN
                ------------
shall pay to the Trustee (in cash, Stock or a combination of cash and Stock) such amount as shall be determined by the ATN Board of Directors.


          The Trustee shall have no duty or right to require any contribution to be made hereunder, and ATN shall be the sole judge as to the amount to be contributed and the date on which such contribution is to be made.


          3.2.  Minimum Contribution.  In the event that the Trustee has
                --------------------
obtained a Stock Acquisition Loan and while such loan remains outstanding, ATN shall be required to make a contribution for the Plan Year in an amount not less than the aggregate of the amount of principal and interest payments due under the terms of the loan agreement between the Trustee and the lender. In the event that any such contributions are due the Trustee under the provisions of this Section but not paid by ATN as of the date any such payment is due to the lender, the Trustee may enforce such contribution requirement by a suit in law or equity for the amount of any such contribution, including costs and expenses incurred in the collection thereof.


                                   ARTICLE IV


                      ALLOCATION TO PARTICIPANT'S ACCOUNTS
                      ------------------------------------


          4.1.  Allocation - Generally.  Except for any limitations imposed by
                ----------------------
the application of Section 11.3, as of the Allocation Date within any Plan Year with respect to which a Company contribution is made, there shall be allocated to the Account of each Participant who is employed on the last day of the Plan Year (or who died or retired during the Plan Year) that portion of the Company contribution which is in the same proportion that each Participant's Compensation bears to the total Compensation of all Participants in the Plan as of the Allocation Date.


          For purposes of determining the allocation to the Accounts of newly eligible Participants, such Participants shall be credited with the aggregate Compensation earned by them within the Plan Year regardless of the failure of the Eligible Employee to attain "Participant" status until later in the Plan Year.


          4.2.  Allocation of Shares Released from the Suspense Account.  In the
                -------------------------------------------------------
event that shares of Stock have been acquired by the Trustee with the proceeds of a Stock Acquisition Loan and any or all shares of Stock so acquired have been pledged as collateral for such loan, the shares of Stock so acquired shall be held by the Trustee in an unallocated Suspense Account until released therefrom. For each Plan Year that payments are made by ,the Trustee to the lender, the number of shares of Stock to be released from encumbrance and allocated to the Stock Accounts of Participants in accordance with Sections 4.1 and 4.2 shall be determined under either of the following formulas determined by the Committee except that once a method is selected it shall continue to apply with respect to the shares of Stock acquired with the proceeds of that Stock Acquisition Loan:


               (a)  Principal Only Method.  The number of shares of Stock to be
                    ---------------------
     released from encumbrance and allocated to the Accounts of Participants under this method shall be equal to the number of encumbered shares of Stock at the be-ginning of the Plan Year multiplied by a fraction the numerator of which is the amount of principal paid by the Trustee to the lender in each Plan Year and the denominator of which is the sum of the numerator plus the total principal to be paid to the lender in all future years. Only that portion of a payment determined to be interest under standard loan amortization tables may be disregarded as principal in the above calculation. Scheduled payments of principal and interest under the loan shall not be less rapid at any time than level annual payments of such amounts for 10 years. However, should the loan be renewed, extended or refinanced, this Principal Only Method shall not apply as of the time that the sum of the expired duration of the loan and the renewal period, extension period, or the duration of the new loan exceeds 10 years.

               (b)  Principal and Interest Method.  The number of shares of
                    -----------------------------
     Stock to be released from encumbrance and allocated to the Accounts of Participants under this method shall be equal to the number of encumbered shares of Stock at the beginning of the Plan Year multiplied by a fraction the numerator of which is the amount of principal and interest paid by the Trustee to the lender in each Plan Year and the denominator of which is the sum of the numerator plus the total principal and interest to be paid to the lender in all future years. In calculating the interest to be paid in all future years, the amount of such interest payments shall be calculated using the interest rate in effect as of the end of the Plan Year.


               4.3.  Participants' Accounts.  With respect to each new
                     ----------------------
     Participant to whom there is to be allocated a part of the Company's contribution for a Plan Year, the Administrative Committee shall establish General Account and a Stock Account in the name of such Participant. The General Account and the Stock Account shall be debited or credited as follows:


               (a)  General Account.  The General Account shall be credited with
                    ---------------
     the Participant's allocable share of Company contributions (other than Stock contributions) as described in Section 4.1 and income and earnings on investments as described in Section 4.4, and debited to reflect the use of General Account assets used to purchase shares of Stock for the Participant's Stock Account as well as any losses on investments or distributions (whether vested or non-vested). The value of the General Account shall be expressed in terms of dollars.


               (b)  Stock Account.  The Participant's Stock Account shall be
                    -------------
     credited with shares of Stock contributed by ATN, purchased with assets from the General Account or acquired with the proceeds of a Stock Acquisition Loan and shall be debited for shares of Stock sold or distributed.

     The value of the Stock Account shall be expressed in terms of shares of Stock (and fractions thereof).

          4.4.  Adjustment of General Account for Income, Gains and Losses.  As
                ----------------------------------------------------------
of each Valuation Date the non-Stock assets of the Trust, including all income and realized and unrealized gains and losses, but excluding any Company contributions for that Plan Year, shall be valued by the Trustee at their fair market value as of the Valuation Date, and the General Account of each Participant shall be adjusted upward or downward pro rata in the proportion which each Participant's pre-adjusted General Account (beginning balance less any disbursements) bears to the total pre-adjusted Accounts of all Participants.

          4.5.  Adjustment of Stock Account.  As of each Valuation Date the
                ---------------------------
Participant's Stock Account shall be credited with shares of Stock contributed by the Company or purchased by the Trustee as well as with any stock dividends declared and paid on Stock held in allocated Stock Accounts but not the unallocated Suspense Account.

          4.6.  Correction of Errors.  Should the Administrative Committee
                --------------------
determine that a clerical error has been made in allocating to or adjusting Participants' Accounts, it shall promptly correct such error.

          4.7.  Restoration of Account on Re-Employment.  In the event that a
                ---------------------------------------
Participant who had incurred a Break in Service is reemployed prior to the fifth anniversary of his Break in

Service, the amount previously forfeited by such Participant shall be re-credited to his Account by first utilizing any forfeitures arising in the current Plan Year, and if such forfeitures are not sufficient to restore the Account, by allocating a portion of ATN's current contribution directly to such Participant's Account prior to the regular allocation described above.


                                   ARTICLE V


                   SPECIAL RULES RELATING TO SHARES OF STOCK
                   -----------------------------------------


          5.1.  Qualified Participant's Diversification Election.  In the event
                ------------------------------------------------
that a Participant has participated in this Plan for ten (10) Plan Years and has attained age fifty-five (55), he shall be referred to as a "Qualified Participant" and shall be eligible to direct the diversification of part or all of his Stock Account by means of a timely filed "Diversification Election" as further described hereafter.


               (a)   Notice of Diversification Right.  The Committee shall
                     -------------------------------
     notify a Qualified Participant of his right to diversify his Stock Account not less than 60 days prior to the end of the first Plan Year in which he becomes a Qualified Participant. Following such notification, the Qualified Participant shall have a period of 90 days (hereafter the "Diversification Election Period") beginning with the first day of each of the next five (5) Plan Years (hereafter referred to as "Option Years" 1 through 5, respectively) in which to file his Diversification Election with the Committee.

               (b)  Portion of Stock Account to which the Diversification Right
                    -----------------------------------------------------------
     Shall Apply.  In each of the Option Years 1 through 5, a Qualified
     -----------
     Participant shall be eligible to diversify that number of shares of Stock in his Stock Account as of the prior Valuation Date which is equal to one-quarter (1/4) of the sum of the number of shares of Stock in the Qualified Participant's Stock Account as of the immediately preceding Valuation Date plus any portion of the Stock Account previously elected to be diversified, then reduced by the number of shares of Stock with respect to which the Qualified Participant has previously made a Diversification Election. In the case of Option Year 5, one-quarter (1/4) shall be changed to one-half (1/2).

               (c)  Election and Diversification.  A Qualified Participant shall
                    ----------------------------
     effect his election to diversify his Stock Account by timely filing his written Diversification Election with the Committee not later than the last day of the Diversification Election Period for that Plan Year. The Committee shall, not later than the 90th day after the end of the Diversification Election Period for that Plan Year, either distribute the amount so elected to the Qualified Participant or effect the transfer of that portion of the Participant's Stock Account to which the Diversification Election applies into one or more of three "Alternate
     In-
     vestment Funds" selected by the Qualified Participant which shall be established by the Committee pursuant to Treasury Regulations promulgated under Code Section 401(a)(28)(B). In no event shall any of the Alternate Investment Funds include Stock.

               (d)  Accounting for Diversified Amounts.  In the event that a
                    ----------------------------------
     Qualified Participant has elected to diversify his Stock Account, the Committee shall establish a Diversified Account to hold and account for the Qualified Participant's interest in one or more of the Alternate Investment Funds so elected by the Participant. Such Diversified Account shall be separate from the Participant's other Accounts under the Plan and not less often than on each Valuation Date shall be separately credited (or debited) with a pro rata share of the income (or loss) attributable to each of the Alternate Investment Funds the Qualified Participant has elected. The Diversified Account shall be distributed at the same time and in the same manner as the Participant's other Accounts as further described in Article VI.


          5.2.  Voting of Shares of Stock.  All Company Stock shall be voted by
                -------------------------
the Trustee pursuant to the following rules:


               (a) Registration Class of Securities. In the event that the Stock is of a class required to be registered under Section 12 of the Securities and Exchange Act of 1934 or which would be required to be registered except for an exemption provided in Subsection (g)(2)(H) of such Section 12, each Participant (and each other person who is the beneficial owner of a Stock Account) shall be entitled to instruct the Committee as to the manner in which the shares of Stock allocated to his Stock Account will be voted with respect to any matter submitted to the shareholders of the Company. Upon receipt of such instructions, the Trustee shall vote the aggregate of such whole and fractional shares (to the extent possible) as so instructed. The Trustee shall vote the shares of Stock allocated to Participant's accounts for which it does not receive instructions in the same proportion as it votes shares of Stock with respect to which voting instructions have been received.

               (b)  No Registration Class of Securities.  In the event that the
                    -----------------------------------
     shares of Stock to be voted are of a class not required to be registered (or are exempt from registration) as described above, the Committee shall vote all shares as it, in its sole discretion, Deems appropriate. Notwithstanding the foregoing, in the event that a vote of shareholders is necessary in conjunction with any corporate merger, consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or any similar transactions which are described in Treasury Regulations promulgated pursuant to Sections 401(a)(22) and/or 409(e)(3) of the Code, then each Participant (and other person with a beneficial inter-est in a Stock Account) shall be entitled to instruct the Trustee as to the manner in which the shares of Stock then allocated to his or her Stock Account will be voted.

               (c)  Unallocated Shares.  In the event that shares of Stock are
                    ------------------
     not allocated to the Accounts of Participants, the Trustee shall vote all such shares of Stock in the same proportion as it votes allocated shares.


          5.3.  Distributee's Put Option.  In the event that shares of Stock are
                ------------------------
distributed to a Participant, Beneficiary or a person entitled to or receiving such shares as the successor to the Participant or Beneficiary (such Participant, Beneficiary or successor to either hereafter referred to as a "Distributee"), and where such shares of Stock were acquired with the proceeds of a Stock Acquisition Loan and at the time of distribution to the Distributee such shares are not "publicly traded" within the meaning of Treasury Regulation
(S) 54.4975-7(b)(1)(iv) or, if publicly traded, are subject to a trading restriction under any federal or state securities law, any regain thereunder, or an agreement affecting the security which would make the security not as freely tradable as one not subject to such restriction, then such shares shall be subject to a mandatory right to sell such shares (the "Put") in favor of the Distributee.


          The Put shall be exercisable by the Distributee and shall provide that for a period of sixty (60) consecutive days immediately following the date the shares are distributed to the holder of the Put, and for a second sixty (60) consecutive day period beginning with the first day of the Plan Year following the Plan Year in which the shares were distributed, the holder of the Put shall have the right to cause the Company, by notifying it in writing, to purchase such shares of Stock at their then current (or last determined) fair market value.

          The Trustee may, in its discretion and with the consent of the Company, assume the rights and obligations of the Company to purchase such shares of Stock from the Distributee at the time the Put is exercised. The period during which the Put is exercisable shall not include any period during which the Distributee is unable to exercise the Put because the Company is prohibited from honoring it by federal or state law. The terms of payment for the purchase of such shares of Stock shall be as set forth in the "Put" and may be either in a lump sum or in installments over a period not to exceed five years, as determined by the Purchaser. If the shares of Stock distributed are part of an installment distribution, the amount payable upon exercise of the Put shall be paid to the distributee within thirty (30) days of exercise of the Put. Any installment payment of a Put shall be adequately secured, bear a reasonable rate of interest, require equal annual payments and have a payment period commencing not later than 30 days after the exercise of such option and ending not later than 5 years thereafter.


          5.4.  Right of First Refusal.  Shares of Stock which are not publicly
                ----------------------
traded (within the meaning of Treasury

Regulation Section 54.4975-7(b)(1)(iv)) at the time of distribution hereunder shall be subject to a "right of first refusal" in favor first of the Trust and then in favor of the Company. Such a "right" shall provide that prior to any subsequent transfer, the shares shall first be offered in writing to the Trust and if refused by the Trust, to the Company at a price equal to the fair market value of such shares of Stock as of the date of the sale or transfer. The Trustee or the Company, as the case may be, may accept the offer as to part or all of the Stock at any time during a period ending fourteen (14) days after receipt of such offer by the Trust. Any installment purchase shall be made pursuant to a note secured by the shares purchased and shall bear a reasonable rate of interest, as determined by the Committee, provided that if the offer is not accepted by the Trustee, the Company, or both, then the proposed transfer may be completed within a reasonable period following the end of the fourteen
(14) day period, but only upon terms and conditions no less favorable to the shareholder than the terms and conditions of the third party buyer's prior offer.

          5.5.  Exchange Offer.  In the event that a tender or exchange offer is
                --------------
made for shares of Stock, each Participant shall be entitled to instruct the Trustee as to whether the shares of Stock then credited to his Stock Account (regardless of whether or not such shares are of a "registration class") will be tendered or exchanged with respect to such offer. Upon receipt of such instructions, the Trustee shall tender or exchange the shares as instructed (including aggregated fractional shares to the extent possible). The Trustee shall tender or exchange the shares of Company Stock allocated to the Accounts of Participants for which it does not receive instructions and shall tender or exchange all shares not then allocated to the Stock Accounts of Participants in the same proportion as it tenders or exchanges shares of Company Stock in respect of which voting instructions had been received.


                                   ARTICLE VI
                                   ----------


                  DISTRIBUTION UPON TERMINATION OF EMPLOYMENT
                  -------------------------------------------



          6.1.  Distribution Generallv.  In the event of the termination of
                ----------------------
employment of a Participant with ATN or an Affiliate the vested portion of the Participant's Account shall become distributable as further described herein.


          6.2.   Attainment of a Vested Interest.  A Participant shall become
                 -------------------------------
100% vested in his Account(s) upon the attainment of age sixty-five (65), death or the completion of three (3) years of continuous Service.


          In the event a Break in Service occurs for any reason other than the attainment of age sixty-five (65), death or prior to the attainment of three or more years of continuous service, the Participant's Accounts shall be forfeited. Forfeited accounts which are not used to re-establish a rehired Participant's

Account as described in Section 4.7 shall be considered a Company contribution and allocated as described in section 4.1.


          6.3.  Mode of Distribution.  Distribution of a Participant's vested
                     ---------------
Account shall be made to the Participant or his Beneficiary (hereafter the "Distributee") as follows:


               (a) if the number of shares of Stock included in the Participant's Stock Account at the time of distribution are less than one hundred (100), distribution of the Participant's entire Account balance, absent an affirmative election to receive whole shares of Stock in kind (received by the Committee within fifteen (15) days after mailing of written notice of the Distributee's right to demand distribution in the form of shares), shall be made to the Distributee by a cash payment in an amount equal to the value of the Participant's Accounts as of the Valuation Date immediately preceding the date of distribution.

               (b) if the number of shares of Stock included in the Participant's Stock Account exceeds one hundred (100), distribution of the Participant's Stock Account shall be made to the Distributee by delivery of a stock certificate or certificates representing the number of whole shares of Stock in the Participant's Stock Account plus cash equal to the value of the fractional shares of Stock in the Participant's Stock Account and the fair market value of the assets comprising the Participant's General Account and/or Diversi-fication Account as of the Valuation Date immediately preceding the date of distribution. The cash equivalent of the fractional shares of Stock shall be determined by multiplying the fractional shares by the value of one share as of the immediately preceding Valuation Date. Unless the Distributee elects otherwise, or unless the provisions of
     Section 6.3(b) are applicable, distributions shall be made within sixty
     (60) days of the end of the Plan Year within which the Participant's Break in Service occurs.


          6.4.  Tine of Distribution.  Upon the occurrence of a Break in
                --------------------
Service, the Account of the Participant shall be distributed within sixty (60) days following the end of the Plan Year within which such Break in Service occurred, except that where the Participant's Stock Account contains shares of Stock acquired by means of a Stock Acquisition Loan, the reference to the Plan Year in which a Break in Service occurred shall be changed to the Plan Year in which the Stock Acquisition Loan is repaid in full.

          6.5.  Distribution on Account of Death; Beneficiary Designation.  If a
                ---------------------------------------------------------
Participant's employment is terminated because of death, payment of a married Participant's Account(s) shall be made to his surviving spouse unless the Participant has made a valid non-spouse beneficiary designation. A non-spouse beneficiary designation shall not be valid unless the Participant's spouse has consented in writing to the non-spouse Beneficiary, such consent acknowledges the effect of such non-spouse beneficiary designation, and such consent is witnessed by a notary public. Payment of a non-married Participant's Account shall be made to any surviving Beneficiary designated by the Participant or, if none, to his then living issue per stirpes, or, if none, to his personal representatives. Distribution of any death benefit shall be made in accordance with the applicable provisions of this Article.


          A Participant may revoke a beneficiary designation and redesignate another Beneficiary at any time and from time to time, subject to the spousal consent rules described above. In the event that a non-married Participant marries, or a previously married Participant remarries, a prior non-spouse beneficiary designation shall not be effective unless the Participant's then - current spouse consents as provided above.


          6.6.  Restrictions on Shares of Stock Distributed.  All shares of
                -------------------------------------------
Stock distributed to a Participant or Beneficiary may be subject to such restrictions against sale or transfer as shall be reasonable or necessary, in the opinion of counsel, to maintain compliance with applicable state or federal securities laws, and any shares of Stock so restricted shall bear a conspicuous legend reflecting any such restrictions.

          6.7.  Additional Distribution Requirements.  All benefit distributions
                ------------------------------------
shall be subject to the following additional requirements:

               (a)  Commencement of Benefit Payments.  The distribution of
                    --------------------------------
     benefits to each Participant who is entitled to a benefit under the Plan shall commence not later than April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2 regardless of whether he has then terminated his employment with ATN.

               (b)  Duration of Benefit Payments.  The distribution of benefit
                    ----------------------------
     payments to each Participant shall be made in accordance with regulations prescribed by the Secretary of the Treasury, over the life of the Participant, or over the joint lives of the Participant and his surviving spouse, or in accordance with such regulations over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and his surviving spouse, except that in no event shall the period of distribution exceed that otherwise permitted under the Plan.

               (c)  Death of Participant Before Benefits Commence.  In the event
                    ---------------------------------------------
     that a Participant dies before the commencement of benefits hereunder, the entire interest of the Participant under the Plan (if any) shall be distributed not later than the last day of the calendar year in which occurs the fifth anniversary of the death of the Participant or, where any portion of the Participant's benefit is to be paid to (or for the benefit of) the Participant's surviving spouse or other designated beneficiary, such benefit must commence not later than the last day of the calendar year following the calendar yearin which the Participant's death occurred and be paid over a period not exceeding the life (or life expectancy) of the surviving spouse or designated beneficiary, except that where the beneficiary is the Participant's surviving spouse, payments to the surviving spouse need not begin before the date on which the Participant would have attained age 70 1/2. However, in no event shall the commencement or period of distribution exceed that otherwise permitted under the Plan.

               (d)   Death after Commencement of Benefits.  If the distribution
                     ------------------------------------
     of benefits hereunder has commenced and a Participant dies before his entire interest has been distributed to him the remaining part of such interest will be distributed to the surviving payee no less rapidly than under the method of distribution which was in effect on the date of the Participant's death.

               (e)   "Incidental" Benefits and Effect of Requirements.  In the
                     ------------------------------------------------
     event that any payments hereunder are to be made to someone other than the Participant or jointly to the Participant and his spouse or other payee, such payments must conform to the "incidental benefit" rules of Code 401(a)(9)(G) and Treasury Regulation 1.401(a)(9)-2. In addition, all distributions from the Plan must conform to the rules of this Section, Code
     Section 401(a)(9) and the regulations promulgated thereunder to the extent not in conflict with any other provision of the Code.

               (f)  Lump Sum Payment.  Notwithstanding the one hundred share
                    ----------------
     rule of Section 6-3(b), in the event that the present value of any nonforfeitable benefit payable hereunder does not exceed $3,500, the Committee may direct the Trustee to pay such benefit to the payee in a single sum. If the value of the Participant's nonforfeitable interest is more than $3,500 and the Participant (or Beneficiary, if applicable) does not consent to a distribution, the Participant's Stock and General Accounts shall be held by the Trustee until the earlier of the date on which the Participant (or Beneficiary) requests distribution or until April 1 of the calendar year next following the calendar year in which the Participant attains (or would have attained) age 70 1/2.


                                  ARTICLE VII


                            IN-SERVICE DISTRIBUTIONS
                            ------------------------


          7.1.  Loans to Participants.  A Participant may request a loan from
                ---------------------
the Plan at any time by submitting a written request therefor to the Company, but if the Participant requesting the loan is married, the Participant's spouse must consent to the loan in writing. Requests for loans shall be considered by the company on a uniform and nondiscriminatory basis among all Participants. Upon the approval of the loan by the Company, the Trustee shall process the loan subject to the following requirements:

               (a)  Amount.  The amount of the loan, when added to the balance
                    ------
     of all other loans outstanding at any time during the one year period ending on the date of the loan request, shall not exceed an amount equal to 50% of the value of the vested portion of the Participant's Account (100% if the value of the vested portion of the Account is less than $10,000), but not more than $50,000.

               (b)  Promissory Note.  Any loan made hereunder shall be evidenced
                    ---------------
     by a promissory note executed by the Participant (and his spouse, if applicable) which shall contain the following provisions:


                       (1) Term.  The term of the note shall be determined by
               the Trustee, but in no event shall such period exceed five years except where, in accordance with Section 72(p)(2)(B) of the Code and Regulations thereunder, such loan is used to acquire a dwelling unit which is, or within a reasonable time is to be used (determined at the time the loan is made), as a principal residence of the Participant;


                       (2) Interest.  The loan shall bear interest at a rate
               approximating the rate of interest then prevailing in the local community for similar loans;

                       (3) Payments.  A Participant's repayment of the loan
               shall be accomplished by means of substantially equal monthly installments on a direct salary reduction basis, or on a direct payment basis, in which case payments must be made not less frequently than quarterly;

                       (4) Security.  Notwithstanding any nonalienation
               provision herein, the loan shall be collateralized by the complete assignment of the Participant's right, title and interest in and to his Account.


          7.2.  Other Provisions of Loans.  Any loan made hereunder shall be
                -------------------
treated as a "directed investment" of the Participant and shall be accounted for separately by the Trustee. The amount of the loan shall be charged first against the Participant's General Account, and then against the Participant's Stock Account and all payments of principal and interest shall be credited solely to the Participant's General Account. No distribution otherwise required hereunder shall be made to the Participant (or any Beneficiary) unless and until any outstanding loans, including accrued interest thereon, shall have been repaid in full. However, the Trustee, in its sole discretion and with not less than 30 days advance written notice, may offset the amount of any then outstanding loan (and any interest then due but not paid) from any amount due the Participant (or other payee) and distribute the balance.

          7.3.   Hardship Distributions.  Subject to the rules described below,
                 ----------------------
a Participant may request a distribution of part or all of his vested Account where such distribution is necessary to alleviate a hardship of the Participant. The Administrator may require a Participant to submit such information as it deems necessary in order to determine whether or not a hardship exists and the amount necessary to meet the hardship.


          For purposes of this section, a "hardship" shall mean an immediate and heavy financial burden or need for which funds are not reasonably available from other sources or resources of the Participant, including but not limited to: the purchase of a residence; significant capital improvements to an existing residence; payment of expenses of higher education of the Participant or his dependents or medical expenses of the Participant or his dependents which are not covered by insurance.

          A hardship distribution may not be less than $2,000 in amount and shall not exceed the lesser of the Participant's vested interest in his Account or the amount necessary to meet the immediate financial need created by the hardship. No more than one hardship distribution shall be made in any twelve month period.

          The Participant's Account against which the hardship distribution shall be charged shall be determined as of the Valuation Date which precedes the date the Participant's request for a hardship withdrawal is received by the Administrator and any approved hardship distribution shall be paid to the Participant as soon as administratively possible following approval of the withdrawal request.


                                  ARTICLE VIII


                               TRUST AND TRUSTEE
                               -----------------


          8.1. All contributions by ATN, shares of Stock, other Plan assets and the earnings thereon (known as the "Fund") shall be held in trust by a Trustee by ATN appointed by the Board of Directors of ATN. ATN, by action of its Board of Directors, shall enter into a Trust Agreement with the Trustee so appointed, and may amend the Trust Agreement from time to time, as the Board deems necessary or desirable. The Board may remove the Trustee at any time and appoint a successor. The Trust Agreement shall be deemed to be a part of this Plan as though contained herein in its entirety.


                                   ARTICLE IX


                                 ADMINISTRATION
                                 --------------


          9.1.  Administrative Committee.  ATN shall appoint a Committee, having
                ------------------------
at least three members, to administer the Plan. In the absence of a Committee, the Plan shall be administered by ATN. Any member may resign from the Committee by delivering his written resignation to the Employer. Vacancies on the Committee arising by resignation, death, removal or otherwise shall be filled by ATN.

          9.2.  Powers and Duties.  The Committee shall administer the Plan in
                -----------------
accordance with its terns and shall have all powers necessary to carry out the provisions of the Plan. The Committee shall determine the eligibility of each Employee for participation in the Plan and determine all questions arising in the interpretation, administration and application of the Plan. Any such determination by the Committee made in good faith shall be conclusive and binding on all persons to the extent permitted by law. The Committee shall have the power to delegate any duty or responsibility to any person, firm, advisor or counsel and any such person, firm, advisor or counsel may service in more than one fiduciary capacity. The-Committee shall be entitled to rely conclusively upon, and shall be fully protected in, any actions taken by it in good faith in relying upon any opinions or reports which shall be furnished to it by an accountant, appraiser, counsel or other specialist.

          9.3.  Organization and Operation.  The Committee shall act either by a
                --------------------------
vote at a meeting or in writing without a meeting. The Committee may authorize any one or more of its members to execute any document or documents on behalf of the Committee and shall notify the Trustee in writing of such action and the name or names of its member or members so designated. Thereafter, the Trustee shall be fully protected in relying upon any document executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation. The Committee may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs.

          9.4.  Records and Reports.  The Committee shall keep a record of all
                -------------------
its proceedings and acts and shall keep (or cause to be kept) all books of account, records and other data as may be necessary for proper administration of the Plan. The Committee shall notify the Trustee and ATN of any action taken by it and when necessary shall notify any other interested person or persons.

          9.5.  Claims and Appeals Procedure.  The Committee shall be
                ----------------------------
responsible for the determination of the right to and amount of benefits due a Participant or beneficiary under the terms of the Plan. In the event that a benefit hereunder is denied to any Participant, beneficiary or person claiming through a Participant or beneficiary (hereinafter "Claimant"), the following procedures shall be applicable:


               (a) The Committee or its delegate shall give written notice of the denial of benefit to the Claimant, setting forth the specific reason for the denial in a manner that is calculated to be understood by the Claimant.

               (b) Any Claimant shall have the right to request a review of the determination of the Committee. Such request for review must be made in writing and must be filed with the Committee within sixty (60) days of notice of the Committee's denial.

               (c) Upon the Claimant's filing of a request for review of the Committee's denial, the Committee shall make its review and notify the Claimant of its decision within forty-five (45) days from the receipt of the request for review.

               (d) All notices sent to a Claimant by the Committee shall be sent by certified mail to the last known address of the Claimant as is shown on the records of the Committee or ATN.

               (e) No member of the Committee shall participate in the consideration of any matter or question which specifically relates to him or any other person who may be entitled to benefits by reason of the Committee member's participation under the Plan.


          9.6.  Payment of Expenses.  Members of the Committee shall serve
                -------------------
without compensation for services as such, but all expenses of the Committee shall be paid by ATN. Such expenses shall include any and all expenses incident to the proper functioning of the Committee.

          9.7.  Liability.  ATN shall indemnify and/or maintain and keep in
                ---------
force insurance in such form and in such amounts may be necessary to protect the Administrative Committee, its members, delegates and appointees (other than persons who are independent of ATN and are rendering services to the Plan for a fee), from any and all liability which may arise by reason of their action or failure to act concerning this Plan, excepting any willful misconduct or gross negligence.


                                   ARTICLE X


                           AMENDMENT AND TERMINATION
                           -------------------------


          10.1.  Right to Amend.  ATN, by action of its Board of Directors,
                 --------------
shall have the right to amend the Plan at any time, and from tine to time, in whole or in part; provided, however, no such amendment shall authorize or permit any part of the Fund (other than such part as is required to pay taxes or administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of Participants or other persons entitled to benefits under the Plan, and provided further, that except as otherwise provided herein, no such amendment shall cause a reduction of then accrued benefits or permit any portion of the Fund to revert to or become the property of ATN.

          10.2.  Amendments Required to Obtain or Maintain Qualification.
                 -------------------------------------------------------
Notwithstanding anything in this Article to the contrary, ATN, by action of its Board or by action of an officer subsequently ratified by the Board, may make any and all modifications or amendments to the Plan and Trust which may be required to obtain or maintain the qualification of the Plan and Trust under Sections 401 and 501 of the Internal Revenue Code of 1986, as amended, and regulations thereunder. Such modifications or amendments may and shall be retroactive to such date as may be necessary therefor.

          10.3.  Termination.  The Board of Directors of ATN shall have the sole
                 -----------
right at any time to terminate this Plan in whole or in part or to discontinue Company contributions as to all Participants or as to any class or unit of Participants. To the extent that the Board so acts to terminate the Plan or to totally cease contributions, or to the extent that a final judicial determination is rendered that a total or partial termination, or a discontinuance of contributions constituting a total or partial termination, has occurred, the rights of Participants with respect to whom such total or partial termination has occurred shall become nonforfeitable, subject only to divestment by reason of death or operation of law, to the extent that benefits are then funded by assets of the Trust.

          10.4.  Return of Company Contributions on Failure to Qualify.  In the
                 -----------------------------------------------------
event of the failure of the Plan to initially qualify under IRC Section 401(a), ATN, by action of its Board of Directors, may terminate the Plan _________ and recover all contributions made thereto after recognizing any income, gains or losses of the Fund, and less any disbursements previously made. Any such return shall be made within one (1) year of the date of a final determination that the Plan fails to satisfy such requirements.

          10.5.  Return of Company Contributions Resulting from Mistake or Non-
                 -------------------------------------------------------------
Deductibility.  If a Company contribution or any portion thereof is determined
-------------
to be non-deductible for federal income tax purposes under Code Section 404 or any statute of similar import, or if a Company contribution or any part thereof is made by reason of a mistake of fact, notwithstanding any other provisions hereof, all or any part of such contributions made by ATN, less authorized disbursements, shall be returned to ATN by the Trustees upon demand therefore in accordance with applicable law provided that such return is made within one (1) year (or such other period of time as may be permitted by applicable law) from the date of the final notice of disallowance of deduction or the date of notice of the erroneous contribution.


                                   ARTICLE XI


                      SPECIAL LIMITATIONS AND ADJUSTMENTS
                      -----------------------------------


          11.1.  In General.  It is ATN's intent to operate this Plan in
                 ----------
accordance with the requirements of Sections 401, 415 and 416 which are universally applicable to all "qualified" retirement plans. Accordingly, the following provisions of this Article describe the special tests, definitions and limitations applicable to the Plan.

          11.2.  Definitions.  For purposes of this Article, the following
                 -----------
special definitions shall apply:

               (a) "Aggregation Group" shall mean a group of plans (including this Plan) maintained by the Company or a Participating Affiliate which are part of a "required" or "permissive" aggregation group defined, respectively, as follows:


                       (1) a "Required Aggregation Group" includes each plan of
               the Company or a Participating Affiliate in which a Key Employee is a participant, or which is combined with this Plan in order to meet the coverage and non-discrimination requirements of Code Sections 410 and 401(a)(4).

                       (2) A "Permissive Aggregation Group" shall include plans
               comprising the Required Aggregation Group plus any other plans of the Company or a Participating Affiliate selected to be included in the Permissive Aggregation Group, provided, that all such plans when aggregated continue to satisfy the requirements of Code Sections 410 and 401(a)(4).


               (b) "Compensation" shall mean (for purposes of this Article only) the total compensation paid to an Employee during the Plan Year, and shall include the employee's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the employer main-taining the Plan (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, tips and bonuses). Compensation shall not include: Company contributions to a qualified retirement plan, a nonqualified deferred compensation plan or a simplified employee pension plan; income received from or realized upon the disposition of stock pursuant to the exercise of a qualified or nonqualified stock option or upon the lapse of substantial forfeiture or nontransferability provisions on previously restricted property (as defined under Code Section 83) or other amounts which receive special tax benefits.

               (c) "Determination Date" shall mean the last day of the immediately preceding Plan Year or, in the case of the first plan year of any plan, the last day of such Plan Year.

               (d)  "Employee" shall mean not only an Employee as defined in
     Article I, but shall also include any beneficiary of such Employee.

               (e) "Highly Compensated Employee" shall mean each Employee who is a "highly compensated employee" within the meaning of Section 414(q) of the Code and the regulations promulgated thereunder (which includes, generally, any employee who, during either the current or immediately prior Plan Year - (1) was a "5% Owner", (2) received compensation from the Company or an Affiliate in excess of $75,000, (3) received compensation from the Company or an Affiliate in excess of $50,000 and was one of the highest paid one-fifth of all employees for such year or (4) was an officer of the Company or an Affiliate and received compensation or more than 50% of the dollar limitation described in Code Section 415(b)(1)(A), as adjusted from time to time pursuant to Code 415(d).

               (f) "Key Employee" shall mean each Employee or former Employee (and the beneficiary of any such Employee) who is, at any time during the Plan Year ending on the "Determination Date", or was, during any one of the four Plan Years preceding the Plan Year ending on the Determination Date, any one or more of the following:


                       (1) An officer of the Company whose annual compensation
               for the Plan Year exceeds 50% of the dollar amount specified in Code Section 415(b)(1)(A) for such Plan Year;

                       (2) One of the 10 persons whose annual compensation for
               the Plan Year exceeds the amount specified in Code Section 415(c)(1)(A) and who owns (or is considered to own within the meaning of Code Section 318) both more than a one-half percent (1/2%) interest and the largest interests in the Company

                       (3) Any person owning (or considered as owning within the
               meaning of Code Section 318) more than five percent of the outstanding stock of the Company (or stock having more than five percent of the total combined voting power of all stock of the Company) (a "5 Percent Owner"); or (4) Any person who has annual Compensation of more than $150,000 and would be described in subsection (3) above, if "one percent" was substituted for "five percent".


     For purposes of determining whether a person is an officer in paragraph (1) above, in no event will more than 50 Employees or, if the Company has less than 500 Employees, the greater of three or 10% of all Employees, be considered Key Employees solely by reason of officer status. In addition, persons who are merely nominal officers will not be treated as Key Employees solely by reason of their titles as officers. A "Non-Key Employee" shall mean any Employee who is not a Key Employee.


               (g) "Non-Highly Compensated Employee" shall mean each Employee who is not a Highly Compensated Employee.

               (h) "Top Heavy Plan" shall mean a qualified retirement plan, including this Plan if applicable, under which the aggregate value of the
     Accounts for Participants who are "Key Employees" exceeds sixty percent (60%) of the value of the Accounts for all Participants under such plan.
     In computing the aggregate value of a Participant's accrued benefit in a defined benefit plan, such accrued benefit shall be determined by using the mortality table for plan valuation purposes and an interest rate of 5%.


          11.3.  Allocation Limitations.
                 ----------------------


               (a)  Basis Limits.  Except as may be hereinafter specifically
                    ------------
     provided and notwithstanding any other provision in the Plan to the contrary, the maximum annual addition credited in any Plan Year to the Account of any Participant shall not exceed the lesser of $30,000 or, if greater, one-fourth of the defined benefit dollar limitation described in Code 415(b)(1) for the Limitation Year (the "Dollar Limitation"), or 25% of the Participant's Compensation for the Limitation Year (the "Percent Limitation"), except in the event that such limitations shall be increased as permitted by Code (S) 415(d)(6).

               (b)  Effect of Limitation.  Annual Additions which would have
                    --------------------
     been allocated to a Participant but for the limitations of this Section shall not be so allocated to such Participant, but shall be held unallocated in a suspense account and carried over to subsequent Plan Years at which time such amount shall be applied to reduce future employer contributions in the next Limitation Year.

               (c)  Multiple Plan Participation.  Notwithstanding the foregoing,
                    ---------------------------
     the otherwise permissible annual benefits for any Participant under this Plan shall be further reduced to the extent necessary to prevent disqualification of the Plan under Section 415 of the Code, which imposes the following additional limitations on the benefits payable to a Participant who may also be participating in another qualified plan of the Company or an Affiliate: If an individual is a participant at any time of both a defined benefit plan and a defined contribution plan maintained by the Company or an Affiliate, the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" for any Plan Year may not exceed 1.0.


                       (1) Defined Benefit Plan Fraction.  The defined benefit
                           -----------------------------
               plan fraction for any Plan Year is a fraction, the numerator of which is the participant's projected aggregate annual benefit under all defined benefit plan(s) (whether or not terminated) maintained by the employer and the denominator of which is the lesser of (a) 1.25 multiplied by the defined benefit dollar limitation of Code Section 415(b)(1)(A), as applicable from time to time, or (b) 1.4 multiplied by the defined benefit percentage limitation of Code Section 415(b)(1)(B).

                       (2) Defined Contribution Plan Fraction. The defined
                           ----------------------------------
               contribution plan fraction for any Plan Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all defined contribution plans of the Company or an Affiliate in such Plan Year and for all prior Plan Years, and the denominator of which is the sum of the applicable maximum amount of Annual Additions which could have been made under Section 415(c) of the Code for such Plan Year and for all prior years of such Participant's employment (assuming for this purpose, that Section 415(c) had been in effect during such prior year). The applicable maximum amount for any Plan Year shall be equal to the lesser of 1.25 multiplied by the dollar limitation in effect for each such Plan Year under subsection 415(c)(1)(A) of the Code, or 1.5 multiplied by 25% of the Participant's total annual compensation as defined in Section 415(c)(3) of the Code for each such year.

                       (3) Aggregation of Plans.  For purposes of the above
                           --------------------
               limitation, all defined benefit plans of the Company, whether or not terminated, are to be treated as one defined benefit plan and all defined contribution plans of the Company, whether or not terminated, are to be treated as one defined contribution plan.

                       (4) Adjustment to Avoid Violations.  Where the
                           ------------------------------
               contributions and benefits provided under aggregated plans would otherwise exceed the limitations described above, this Plan and any other defined contribution plan or plans shall be treated as being "primary", and the accrued benefit under the defined benefit plan(s) shall be reduced to the extent necessary to avoid violating the foregoing limitations.



        11.4.  Application of "Top Heavy" Provisions.  In the event that this
                 -------------------------------------
Plan, when considering the value of Account balances (or accrued benefits) in other plans which are part of the same Aggregation Group, is or becomes a Top Heavy Plan as of a given Determination Date, the following special provisions shall become applicable to this Plan and shall supersede the comparable provisions contained elsewhere in this Plan:


               (a)  Minimum Contribution.  The Company shall provide a minimum
                    --------------------
     contribution to the Account of each Participant who is both an Employee of the company or a Participating Affiliate and a Non-Key Employee equal to the lesser of:


                       (1) three percent (3%) of such Participant's
               Compensation: or

                       (2) the highest percentage of contribution made for the
               Plan Year for a Participant who is a Key Employee for such Plan Year.


               (b)  Maximum Compensation.  The maximum amount of annual
                    --------------------
     Compensation of each Participant taken into account under the Plan shall not exceed $200,000; provided that such dollar amount shall be automatically adjusted in the same manner as adjustments described in Code 415(d) to reflect cost of living adjustments.

               (c)  Vesting.  A Participant's right to his Company contribution
                    -------
     Account shall be determined pursuant to the following schedule:


Years of Continuous Service                  Vested Interest
---------------------------                  ---------------
Less than two                                      0%
Two but less than three                           20%
Three Years or more                              100%

               (d)  Adjustment of Limitation on Annual Benefit.  If for any Plan
                    ------------------------------------------
     Year the Plan becomes a Top Heavy Plan, Section 10.3(a)(1) and (2) shall be modified by substituting the number "1.0" for "1.25" in such section.


                                  ARTICLE XII


                            MISCELLANEOUS PROVISIONS
                            ------------------------


          12.1.  Benefits Not Alienable.  No benefit payable under this Plan
                 ----------------------
shall be subject in any manner to anticipation, alienation, sale, transfer assignment, pledge, encumbrance or charge, and any action by way or anticipating, alienating, selling, transferring, assignment, pledging, encumbering or charging the same shall be void and of no effect; nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the persons entitled to such benefit, except as specifically provided in the Plan. The foregoing shall not apply to any "qualified domestic relations order" as the same is defined in code Section 414(p)(1). ATN may establish such administrative guidelines and procedures as it deems necessary to administer benefits payable under the Plan which are or become subject to any qualified domestic relations order.

          12.2.  Attempted Alienation.  If any person entitled to benefits under
                 --------------------
the Plan shall become bankrupt or attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit, except as specifically provided in the Plan, the Committee may hold or apply such benefit or any part thereof to or for such person, his spouse, children or other dependents, or any of them in such manner and in such proportions as the Committee shall in its sole discretion determine.

          12.3.  No Employment Rights.  The establishment of the Plan shall not
                 --------------------
be construed as conferring any rights upon any Employee or any person for a continuation of employment and shall not be construed as limiting in any way the right of ATN to discharge any Employee or to treat him without regard to the effect which such treatment might have upon him as a Participant under the Plan.

          12.4.  Incapable Recipient.  If, in the judgment of the Committee, any
                 -------------------
person entitled to payment of benefits is incapable of receiving and receipting for such payment, the Committee may instruct the Trustee to make distribution to such other person, persons or institutions as, in the judgment of the Committee, are then maintaining or have custody of such distributee in a manner consistent with the purpose of this Plan.

          12.5.  Determination of Payee.  The determination of the Committee as
                 ----------------------
to the identity of the proper payee of any benefit under the Plan and the amount of benefit payable shall be conclusive and payment in accordance with such determination shall constitute a complete discharge of all obligations on account of such benefit.

          12.6.  Unclaimed Payments.  If any payment which is otherwise due and
                 ------------------
payable under this Plan cannot be paid due to the inability of the Committee to ascertain the whereabouts of the person to whom such payment is payable and if any such payment remains unpaid for more than two (2) years, the Committee shall send notice of such payment to such person at his last known address as shown on the Committee's records. If the person to whom such payment is due and payable does not make written claim therefor within three (3) months after such mailing, the Committee shall direct that such payment and all remaining payments otherwise due to such person be segregated and held indefinitely by the Trustee. Any amounts remaining in such account at the termination of the Plan shall, after first having been converted to cash, escheat to the United States Virgin Islands.

          12.7.  Merger of Plan.  In case of any merger or consolidation with,
                 --------------
or transfer of assets or liabilities to or from, any other plan, the benefit which any Participant would be entitled to receive immediately after such merger, consolidation or transfer (if the Plan then terminated) shall not be less than the benefit to which the Participant would have been entitled if the Plan had terminated immediately before such merger, consolidation or transfer.

          12.8.  Transfer or Succession.  In the event that all or part of this
                 ----------------------
Plan (and the assets held hereunder) is transferred to or assumed by a transferee or successor to ATN, unless otherwise provided, this Plan shall remain in full force and effect and continue to operate until terminated by the transferee or successor.


          12.9.  Masculine and Feminine.  In construing and interpreting the
                 ----------------------
terms and provisions of this Plan, the masculine shall include the feminine and the singular the plural wherever used unless the context requires otherwise.


          12.10.  Governing Law.  The terms and provisions of this Plan shall be
                  -------------
subject to and interpreted in accordance with the laws of the United States Virgin Islands, and any federal laws which may, from time to time, be applicable.


          IN WITNESS WHEREOF, Atlantic Tele-Network, Inc. has caused this Employees' Stock Ownership Plan to be executed by its duly authorized officers
this     day of __________, 199_.


ATTEST:                                  ATLANTIC TELE-NETWORK, INC.


                                         By
---------------------------------           ------------------------------------
Secretary

                     SCHEDULE OF PARTICIPATING AFFILIATES

             Name of Affiliate                 of Participation
-------------------------------------        -------------------
Virgin Islands Telephone Corporation           January 1, 1991

Guyana Telephone and Telegraph                 January 1, 1991
   Company Limited

Vitelcom, Inc.                                 January 1, 1991

Vitelcom Cellular, Inc.                        January 1, 1991

Maritime Cellular Tele-Network, Inc.           January 1, 1991

                             FIRST AMENDMENT TO THE
                             ----------------------


                          ATLANTIC TELE-NETWORK, INC.



                        EMPLOYEES' STOCK OWNERSHIP PLAN


          Pursuant to Article X, Section 10.1 of the ATLANTIC TELE-NETWORK, INC. EMPLOYEES' STOCK OWNERSHIP PLAN (hereinafter referred to as the "Plan"), effective January 1, 1991, Atlantic Tele-Network, Inc., by action of its Board of Directors, hereby revises and amends the Plan in the following respects:


          1. The Settlor hereby amends and revises Article I by revising Section 1.9 of said Article in its entirety to read as follows:


               1.9 "Compensation" shall mean the total amount of W-2 earnings paid to an Employee by ATN or an Affiliate in a Plan Year for services rendered by the Employee, except that no amount in excess of $200,000 (or such other amount permitted by Treasury Department regulation under Code
     (S) 415(d) to reflect cost of living adjustments) shall be considered for purposes of this Plan. In determining a Participant's Compensation, the "family aggregation" rules of Code Section 414(q)(6) shall apply if applicable, in which case the maximum considered compensation of a Participant shall be prorated among the affected family member Employees in proportion to each such Employee's compensation determined without regard to a dollar limitation.

               In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA 1991 annual compensation limit. The OBRA 1993 annual compensation limit is $150,000.00, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period, consists of fewer than 12 months, the OBRA 1993 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

               For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under

     Section 401(a)(17) of the Code shall mean the OBRA 1993 annual compensation limit set forth in this provision.

               If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA 1993 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA 1993 annual compensation limit is $150,000.


          2. Article XII is hereby amended and revised by adding the following language to the end of said Article:


               12.11  Rollover Distributions.  This Section applies to
                      ----------------------
     distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The following definition shall apply to this Section:


          (a)  Eligible rollover distribution.  An eligible rollover
               ------------------------------
               distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
               Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b)  Eligible retirement plan.  An eligible retirement plan is an
               ------------------------
               individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity Plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement Plan is an individual retirement account or individual retirement annuity.

          (c)  Distributee.  A distributee includes an Employee or former
               -----------
               Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d)  Direct rollover.  A direct rollover is a payment by the plan to
               ---------------
               the eligible retirement plan specified by the distributee.


          3. Subject to the alterations and amendments herein contained, the Plan is hereby ratified and affirmed in all other respects.

          IN WITNESS WHEREOF, this first Amendment to the Atlantic Tele-Network, Inc. Employees' Stock Ownership Plan is executed on this 5th day of December, 1994.


                                  ATLANTIC TELE-NETWORK, INC., a
                                  a Delaware corporation


                              By: /s/James J. Heying
                                  ----------------------------
                                  JAMES J. HEYING, Chief
                                  Operation Officer



Attest:


/s/Cornelius B. Prior, Jr.
--------------------------
CORNELIUS B. PRIOR, JR.,
Secretary

                            SECOND AMENDMENT TO THE
                            -----------------------



                          ATLANTIC TELE-NETWORK, INC.


                        EMPLOYEES' STOCK OWNERSHIP PLAN


          Pursuant to Article X, Section 10.1 of the ATLANTIC TELE-NETWORK, INC. EMPLOYEES' STOCK OWNERSHIP PLAN (hereinafter referred to as the "Plan"), effective January 1, 1991, Atlantic Tele-Network, Inc., by action of its Board of Directors, hereby revises and amends the Plan in the following respects:


          1. Section 1.9 of Article I is hereby revised in its entirety to read as follows:


               1.9 "Compensation" shall mean the total amount of W-2 earnings paid to an Employee by ATN or an Affiliate in a Plan Year for services rendered by the Employee, except that no amount in excess of $200,000 (or such other amount permitted by Treasury Department regulations under Code
     (S) 415(d) to reflect cost of living adjustments) shall be considered for purposes of this Plan. In determining a Participant's Compensation, the "family aggregation" rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall only include the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the Plan Year. If the aggregate Compensation for the family group exceeds $200,000 (as indexed), then the Compensation of each family member shall be proportionately reduced so that the total equals $200,000 (as indexed).
     For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account for purposes of Code
     Section 414(q)(6) shall not exceed the OBRA '93 annual compensation limit.

               In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA 1993 annual compensation limit. The OBRA 1993 annual compensation limit is $150,000.00, as adjusted by the commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA 1993 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

               For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA 1993 annual compensation limit set forth in this provision.

               If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA 1993 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA 1993 annual compensation limit is $150,000.


          2. Article V is hereby amended and revised by adding the following language to the end of said Article:


               5.6  Loans to the Trust.  The Plan may borrow money for any
                    ------------------
     lawful purpose, provided the proceeds of a Stock Acquisition Loan are used within a reasonable time after receipt only for any or all of the following purposes: to acquire Stock, to repay such loan and to repay a prior Exempt Loan. All loans to the Trust which are made or guaranteed by a disqualified person must satisfy all requirements applicable to Stock Acquisition Loans including but not limited to the following:


          (a)  The loan must be at a reasonable rate of interest;

          (b) Any collateral pledged to the creditor by the Plan shall consist only of the Stock purchased with the borrowed funds;

          (c) Under the terms of the loan, any pledge of Stock shall provide for the release of shares so pledged on a pro-rata basis pursuant to Section 4.2;

          (d) Under the terms of the loan, the creditor shall have no recourse against the Plan except with respect to such collateral, earnings attributable to such collateral, Employer contributions (other than contributions of Stock) that are made to meet Current Obligations, and earnings attributable to such contributions;

          (e) The loan must be for a specific term and may not be payable at the demand of any person, except in the case of default;

          (f) In the event of default upon a Stock Acquisition Loan, the value of the Trust transferred in satisfaction of the Stock Acquisition Loan shall not exceed the amount of default. If the lender is a disqualified person, a Stock Acquisition Loan shall provide for a transfer of Trust Funds upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Stock Acquisition Loan;

          (g) Stock Acquisition Loan payments during a Plan Year must not exceed an amount equal to: (1) the sum, over all Plan Years, of all contributions and cash dividends paid by the Employer to the Plan with respect to such Stock Acquisition Loan and earnings on such Employer contributions and cash dividends, less (2) the sum of the Stock Acquisition Loan payments in all preceding Plan Years. A separate accounting shall be maintained for such Employer contributions, cash dividends and earnings until the Stock Acquisition Loan is repaid;

          (h) For purposes of this Section, the term "disqualified person" means a person who is a Fiduciary, a person providing services to the Plan, an Employer any of whose Employees are covered by the Plan, an employee organization any of whose members are covered by the Plan, an owner, direct or indirect, of 50% or more of the total combined voting power of all classes of voting stock or of the total value of all classes of the stock or an officer, director, 10% or more shareholder, or a highly compensated Employee.



     Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the case of a transaction between a Plan and a disqualified person, value must be determined as of the date of the transaction. For all other Plan purposes, value must be determined as of the most recent "valuation date" under the Plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction between the Plan and a disqualified person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value. Stock not readily tradeable on an established securities market shall be valued by an independent appraiser meeting requirements similar to the requirements of the Regulations prescribed under Code Section 170(a)(1); provided, that no discount for lack of marketability shall apply since a market for the Stock exists due to the put option contained in Section 5.3. In addition, notwithstanding the number of shares of Stock allocated to a Participant's Account, the purchase price to be paid for each share of Stock shall be the good faith determination of the aggregate fair market value of one hundred percent (100%) of the Employer's equity divided by the total number of outstanding shares of the Employer on the "valuation date".


               5.7  Nonterminable Protections and Rights.  In the event the Plan
                    ------------------------------------
     holds or has distributed securities acquired with the proceeds of a Stock Acquisition Loan and the loan is repaid or the Plan ceases to be an employee stock ownership plan under the Internal Revenue Code, the protections and rights granted to Participants under this Plan shall be nonterminable.


          3. Section 11.2(h) of Article XI is hereby revised in its entirety to read as follows:


               (h) "Top Heavy Plan" shall mean a qualified retirement plan, including this Plan if applicable, under which, as of the Determination Date, the aggregate value of the Accounts for Participants who are "Key Employees" exceed sixty percent (60%) of the value of the Accounts for all Participants under such plan." In computing the aggregate value of a Participant's accrued benefit in a defined benefit plan, such accrued benefit shall be determined by using the mortality table for plan valuation purposes and an interest rate of 5%.


          4. Section 11.3 of Article XI is hereby amended and revised by adding the following language to the end of said Section:


               (d) Annual Addition Defined.  For the purposes of applying the
                   -----------------------
     limitations of Code Section 415, "annual additions" means the sum credited to a Participant's Account for any "limitation year" of (1) Employer contributions, (2) Employee contributions, (3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2) which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. Except, however, the Percentage Limitation referred to in paragraph (a) above shall not apply to: (1) any contribution for medical benefits (within the meaning of

     Code Section 419A(f)(2) after separation from service which is otherwise treated as an "annual addition", or (2) any amount otherwise treated as an "annual addition" under Code section 415 (1) (1).


     For the purposes of applying the limitations of Code Section 415, the following are not "annual additions": (1) the transfer of funds from one qualified plan to another and (2) provided no more than one-third of the Employer contributions for the year are allocated to Highly Compensated Participants, Forfeitures of Company Stock purchased with the proceeds of a Stock Acquisition Loan and Employer contributions applied to the payment of interest on a Stock Acquisition Loan. In addition, the following are not Employee contributions for purposes of the preceding paragraph: (1) rollover contributions (as defined in Code Section 402(a)(5), 403(a)(4), 403(b)(8) and 408(d)(3)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B)(cash-outs)); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6).


          5. Subject to the alterations and amendments herein contained, the Plan, as previously amended, is hereby ratified and affirmed in all other respects.

          IN WITNESS WHEREOF, this Second Amendment to the Atlantic Tele-Network, Inc. Employees' Stock Ownership Plan is executed on this 8th day of December, 1995.


                              ATLANTIC TELE-NETWORK, INC., a
                              Delaware corporation


                              By:  /s/James J. Heying
                                   -----------------------------
                                   JAMES J. HEYING, Chief
                                   Operating Officer